INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOMES TAXES
Benefits from (Provision for) Income Taxes
The components of current and deferred income tax credit (expense) reflected in the Consolidated Statements of Operations are as follows:

	Fiscal Year
(In thousands)	2023	2022	2021
(Loss) income before income taxes and equity in losses of unconsolidated investees
Domestic	$(384,890)	$(307,284)	$(271,940)
Foreign	111,364	81,401	32,877
	$(273,526)	$(225,883)	$(239,063)

Benefits from (provision for) income taxes:
Current tax (expense) benefits
Domestic	$(463)	$134	$(375)
Foreign	3,525	(23,727)	5,759
	3,062	(23,593)	5,384

Deferred tax (expense) benefit
Domestic	16	—	—
Foreign	(2,452)	(8,598)	(5,587)
	(2,436)	(8,598)	(5,587)

Benefits from (provision for) income taxes	$626	$(32,191)	$(203)
The benefits from (provision for) income taxes differs from the amounts obtained by applying the statutory Singapore tax rate of 17% to income before taxes as shown below:

	Fiscal Year
(In thousands)	2023	2022	2021
Statutory rate	17%	17%	17%
Tax benefit at statutory rate	$46,500	$38,400	$40,641
Foreign tax rate differential	(41,357)	(45,985)	(37,390)
Change in valuation allowance	(10,746)	(30,595)	(12,510)
Unrecognized tax benefits	1,332	3,455	7,797
Tax credits carryforward	2,797	—	—
Other	2,100	2,534	1,259
Benefits from (provision for) income taxes	$626	$(32,191)	$(203)
In the year ended December 31, 2023, the change in effective tax rates was due to an unrecognized tax benefit of $1.3 million due to expiry of statute of limitations in other jurisdictions. There was also a significant valuation allowance recognized against our deferred tax assets which increased the tax expense, as part of the tax expense under “Other”, was for Swiss capital tax and recognition of deferred tax. The change in the effective tax rate was also affected by the mix of the tax rates in the various jurisdictions in which the Company’s entities generate taxable income.
Tax incentives include a preferential tax rate on gross income attributable to activities covered by Philippines Economic Zone Authority registrations in the Philippines. The Philippine net income attributable to all other activities will be taxed at the statutory Philippines corporate income tax rate, currently 25%. The earlier income tax holiday in the Philippines, granted for manufacturing lines, has since ended on January 1, 2020.
SunPower Malaysia Manufacturing Sdn. Bhd. enjoys a tax incentive in Malaysia where we manufacture our solar power products, subject to certain terms and conditions imposed by MIDA. The current tax incentive in Malaysia was granted to our former joint venture (now a wholly owned subsidiary). The full tax exemption for the third and final five-year tranche of this incentive was reinstated in fiscal year 2023, subject to meeting certain conditions, and will expire on June 30, 2026. The tax holiday resulted in an income tax benefit of $32.2 million for the year ended December 31, 2023. The impact on a per share basis was a benefit of $0.60 per share.
Maxeon Singapore received a Development and Expansion Incentive - International Headquarters Award (“DEI-IHQ”) from the Singapore Economic Development Board (“EDB”) with effect from January 1, 2021 and will allow qualifying activities to be taxed at a concessionary tax rate, subject to certain terms and conditions imposed by EDB. Maxeon Singapore requested to terminate the tax incentive but has yet to receive confirmation from EDB on the exact termination date. Hence, we continue to apply the concessionary tax rate and all other non-qualifying income will be taxed at the statutory Singapore corporate income tax rate of 17%.
Deferred Tax Assets and Liabilities
Long-term deferred tax assets and liabilities are presented in the Consolidated Balance Sheets as follows:

	As of
(In thousands)	December 31, 2023	January 1, 2023
Deferred tax assets:
Net operating loss carryforwards	$64,596	$49,183
Tax credits carryforward	2,559	—
Reserves and accruals	17,380	17,643
Lease liabilities	4,724	4,023
Fixed assets	1,538	—
Others	1,744	—
Total deferred tax assets	92,541	70,849
Valuation allowance	(71,827)	(60,501)
Total deferred tax assets, net of valuation allowance	20,714	10,348
Deferred tax liabilities:
Intangible assets and accruals	(585)	—
Reserves and accruals	(20,891)	(2,970)
Right-of-use assets	(4,295)	(3,802)
Fixed asset	(1,581)	(7,715)
Other	(363)	(426)
Total deferred tax liabilities	(27,715)	(14,913)
Net deferred tax liabilities	$(7,001)	$(4,565)
The Company’s deferred tax assets primarily relate to timing differences that are expected to reverse and net operating losses. The foreign and domestic net operating losses are $135.9 million and $733.2 million, respectively. As of December 31, 2023, net operating losses were primarily comprised of: $23.9 million and $0.24 million from SPMY and SPJA, respectively, which expire in years 2032 through 2033; $0.37 million from SPCHN which expires in year 2028; and $844.6 million which can be carried forward indefinitely and are available for offset against future tax liabilities.
The Company has $2.6 million of U.S. research tax credits, $1.6 million which would expire in 2043 if not utilized.
Valuation Allowance
In determining whether it is more likely than not that deferred tax assets are recoverable, the assessment is required to be done on a jurisdiction by jurisdiction basis; we believe that sufficient uncertainty exists with regard to the realizability of these assets such that a valuation allowance is necessary. Factors considered in providing a valuation allowance include the lack of a significant history of consistent profits, the lack of consistent profitability in the solar industry, the limited capacity of carrybacks to realize these assets, and other factors. Based on the absence of sufficient positive objective evidence, we are unable to assert that it is more likely than not that we will generate sufficient taxable income to realize net deferred tax assets. Should we achieve a certain level of profitability in the future, we may be able to reverse the valuation allowance which would result in a non-cash income statement benefit of $71.8 million.
Reinvestment of Unremitted Earnings
The Company may be subject to foreign withholding and other taxes on these undistributed earnings and may need to record a deferred tax liability for any outside basis difference. However, as of December 31, 2023, the calculated deferred tax liability is immaterial, thus, not booked.
As of December 31, 2023, the Company has undistributed earnings of certain foreign subsidiaries of approximately $783.5 million that remain indefinitely reinvested, and as such has not recognized a deferred tax liability. The Company determined that any outside basis differences were immaterial as at December 31, 2023.
Unrecognized Tax Benefits
Current accounting guidance contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits during fiscal years 2023, 2022, and 2021 is as follows:

	Fiscal Year
(In thousands)	2023	2022	2021
Balance at beginning of period	$33,861	$34,695	$39,506
Additions for tax positions related to the current year	(10,971)	10,971	1,186
Reduction of tax position relating to settlement with taxing authorities	—	(2,252)	(2,554)
Reductions for tax positions from prior years/statute of limitations expirations	(1,498)	(9,249)	(3,174)
Foreign exchange loss (gain)	249	(304)	(269)
Balance at end of period	$21,641	$33,861	$34,695

The unrecognized tax benefits for fiscal years 2023, 2022, and 2021 are $21.6 million, $23.5 million, and $34.7 million respectively, that if recognized, would impact our effective tax rate. Certain components of the unrecognized tax benefits are recorded against deferred tax asset balances.
We believe that events that could occur in the next 12 months and cause a change in unrecognized tax benefits include, but are not limited to, the following:
•commencement, continuation or completion of examinations of our tax returns by foreign taxing authorities; and
•expiration of statutes of limitation on our tax returns.
The calculation of unrecognized tax benefits involves dealing with uncertainties in the application of complex global tax regulations. Uncertainties include, but are not limited to, the impact of legislative, regulatory and judicial developments, transfer pricing and the application of withholding taxes. We regularly assess our tax positions in light of legislative, bilateral tax treaty, regulatory and judicial developments in the countries in which we do business. We determined that an estimate of the range of reasonably possible change in the amounts of unrecognized tax benefits within the next 12 months cannot be made.
Classification of Interests and Penalties
We accrue interest and penalties on tax contingencies which are classified as “Provision for income taxes” in our Consolidated Statements of Operations. Accrued interest and penalties as of December 31, 2023 and January 1, 2023 was $0.5 million and $0.9 million, respectively. Meanwhile, the interest and penalties recognized in “Benefits from (Provision for) Income Taxes” in the Consolidated Statements of Operations for fiscal year 2023 and 2022 was a credit of $0.4 million and a charge of $0.5 million, respectively.
Tax Years and Examination
Tax returns are filed in each jurisdiction in which we are registered to do business. In many countries in which we file tax returns, a statute of limitations period exists. After the statute of limitations period expires, the respective tax authorities may no longer assess additional income tax for the expired period. Similarly, we are no longer eligible to file claims for refund for any tax that we may have overpaid. We have a tax examination in Switzerland relating to the tax year 2020 as of December 31, 2023.
We do not expect the examinations to result in a material assessment outside of existing reserves. If a material assessment in excess of current reserves results, the amount that the assessment exceeds current reserves will be a current period charge to earnings.